SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS [Text Block]

13. SUBSEQUENT EVENTS

Subsequent to December 31, 2019, the following events occurred:

  The Company’s business could be adversely affected by the effects of the recent outbreak of respiratory illness caused by the novel coronavirus (“COVID‑19”). Since early March 2020, several significant measures have been implemented in Canada, Mexico and the rest of the world by authorities in response to the increased impact from COVID-19. The Company cannot accurately predict the impact COVID‑19 will have on the ability of third parties to meet their obligations with the Company, including due to uncertainties relating to the ultimate geographic spread of the virus, the severity of the disease, the duration of the outbreak, and the length of travel and quarantine restrictions imposed by governments of affected countries. In particular, the continued spread of the COVID-19 globally could materially and adversely impact the Company’s business including without limitation, employee health, limitations on travel, the availability of industry experts and personnel, restrictions on planned drill programs and other factors that depend on future developments beyond the Company’s control. In addition, the significant outbreak of a contagious disease has resulted in a widespread health crisis that has adversely affected the economies and financial markets of many countries (including Canada and Mexico), resulting in a potential economic downturn that may negatively impact the Company’s financial position, financial performance, cash flows, and its ability to raise capital, in 2020. The Company continues to operate its business and move its Las Chispas property forward at this time. While the impact of COVID-19 is expected to be temporary, the current circumstances are dynamic and the impacts of COVID-19 on the Company’s exploration activities, including the duration and impact on its planned feasibility study, cannot be reasonably estimated at this time.

  On January 10, 2020, the Company completed a private placement with SSR Mining of 1,819,074 common shares at a price of $7.28 per common share for gross proceeds of $13,242,859. SSR Mining exercised its right to maintain its pro rata ownership interest of up to 9.9% of the outstanding common shares of the Company pursuant to an agreement between the Company and SSR Mining dated November 28, 2018.

  On March 11, 2020, the Company entered into an agreement with National Bank Financial (“NBF”) on behalf of a syndicate of underwriters for a prospectus offering, pursuant to which the underwriters agreed to purchase, on a bought-deal basis, 9,100,000 common shares of the Company at a price of $8.25 per common share for aggregate gross proceeds to the Company of $75.1 million. On March 17, 2020, NBF, on behalf of the syndicate of underwriters, served notice on the Company purporting to terminate their obligations under the agreement on the basis of the COVID-19 pandemic and its adverse effect on financial markets. The Company’s position is that the underwriters had no basis for terminating the agreement and intends to pursue its legal remedies against NBF for breach of its obligations under the agreement.

  The Company issued 874,500 common shares at prices ranging from $0.16 to $4.54 per share for gross proceeds of $740,610 upon the exercise of stock options.

  The Company cancelled 25,000 forfeited stock options with an exercise price of $8.21 per share.